PZENA FOCUSED VALUE FUND
                   series of Professionally Managed Portfolios

                        Supplement and Shareholder Notice
                              dated August 28, 2002
                       to Prospectus dated August 28, 2002

Please note that until November 16, 2002, Orbitex Data Services, Inc. will continue to serve as transfer agent for your account(s) in the Fund. Effective November 16, 2002, however, U.S. Bancorp Fund Services, LLC will take over the transfer agency role for your account(s) in the Fund but your Fund operations will not be affected in any way. Until November 16, 2002, all correspondence, purchases by check and written redemption requests should be mailed to Orbitex Data Services, Inc. at the address noted below, and payment by wire transfer should be made according to the instructions below.

Correspondence, purchases by check and written redemption requests:

Pzena Focused Value Fund
c/o Orbitex Data Services, Inc.
P.O. Box 542007
Omaha, NE 68154-1952

If you wish to send your account application and check or redemption request via overnight delivery services (such as FedEx), you should call the current Transfer Agent at (866) 811-0219.

Wire Instructions:

First National Bank of Omaha
Omaha, NE
ABA #104000016
Pzena Focused Value Fund
DDA #22669681
Account Name (Shareholder Name)
Shareholder Account Number

Telephone Number:

The Transfer Agent's toll-free telephone number is 1-866-811-0219, and should be used to direct any questions you have.